SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                 March 25, 1996

                            CURTICE-BURNS FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    New York
                 (State or other jurisdiction of incorporation)

                                     1-7605
                            (Commission File Number)


                                   16-0845824
                     (I.R.S. Employer Identification Number)


            90 Linden Place, P.O. Box 681, Rochester, New York 14603
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's Telephone Number Including Area Code:

                                 (716) 383-1850

Item 5.  Other Events.

         See the following press release, dated March 25, 1996, announcing the appointment of Carl W. Caughran as President of Curtice-Burns Foods, Inc.'s Nalley's Fine Foods Division. The appointment is effective March 25, 1996.


                                                            NEWS RELEASE

                                               Contact:     Rochester, NY
                                                            Bea B. Slizewski
                                                            Curtice Burns Foods
                                                            (716) 383-1850

           CURTICE BURNS APPOINTS NEW PRESIDENT FOR NALLEY'S DIVISION

         ROCHESTER, N.Y., March 25/PRNewswire/ -- Curtice Burns Foods, a wholly owned subsidiary of Pro-Fac Cooperative (Nasdaq: PFACP), announces that it has appointed a new president for its Nalley's Fine Foods division, based in Tacoma, Washington. Carl W. Caughran joins the company on March 25, assuming duties from Dennis Mullen, an executive vice president of Curtice Burns and president of its Comstock Michigan Fruit (CMF) division. Caughran will report to Mullen who has been heading Nalley's in a temporary assignment since the December resignation of Patrick Lindenbach.

         Caughran brings over two decades of food business experience to his new role, most recently as vice president/general manager for the Wise Potato Chip division of Borden's. He spent 12 years with Borden, including roles as vice president/general manager for the Western Snacks Group; Clover Club Foods; and its Southwest Snacks Group. Prior to that, Caughran held senior sales positions with Shasta Beverages; A & W Beverages and Pepperidge Farm. He holds a bachelor of science degree from the University of Alabama and has most recently resided in Columbus, Ohio.

     "We are pleased to welcome Carl to our Curtice Burns team," says Curtice Burns president and chief executive officer Roy A. Myers. "He brings a wealth of food experience which compliments our organizational structure and is an excellent addition to the business. I would also like to thank Dennis Mullen for the outstanding job he has done managing the Nalley's division for the past several months."
         Curtice Burns Foods processes and markets a variety of product lines of regional branded, private label and foodservice products through eight autonomously managed divisions located throughout the United States. Pro-Fac Cooperative consists of over 650 members across the country who supply Curtice Burns with raw product for processing.
         -0-                                         3/25/96
   /CONTACT: Bea Slizewski of Curtice Burns Foods, Inc., 716-264-3189/(PFACP)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                       CURTICE-BURNS FOODS,INC.

                                                   By: /s/ William D. Rice
                                                       William D. Rice,
                                                       Senior Vice-President,
                                                       Secretary and Treasurer



Dated:   April 1, 1996